UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2022

East Stone Acquisition Corporation

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39233	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Burlington Woods Drive, Suite 100

Burlington, MA 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 202 9128

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, one Right and one Warrant	ESSCU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value	ESSC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Ordinary Share	ESSCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share, each whole Ordinary Share exercisable for $11.50 per share	ESSCW	The Nasdaq Stock Market LLC

Introductory Note.

As previously disclosed, East Stone Acquisition Corporation, a British Virgin Islands business company (“East Stone”), entered into a Business Combination Agreement, dated as of April 15, 2022, as amended on September 28, 2022 (the “Business Combination Agreement”), with Navy Sail International Limited, a British Virgin Islands company, in the capacity as the representative of East Stone and the shareholders of East Stone immediately prior to Closing from and after the Closing (the “Purchaser Representative”), NWTN Inc., an exempted company incorporated with limited liability in the Cayman Islands (the “Pubco”), Muse Merger Sub I Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of NWTN (the “First Merger Sub”), Muse Merger Sub II Limited, a British Virgin Islands business company and a wholly-owned subsidiary of NWTN (the “Second Merger Sub”), and ICONIQ Holding Limited, an exempted company incorporated with limited liability in the Cayman Islands (the “ICONIQ”). Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transaction that contemplated by the Business Combination Agreement (the “Closing”), (a) the First Merger Sub will merge with and into ICONIQ (the “First Merger”), with ICONIQ surviving the First Merger as a wholly-owned subsidiary of Pubco and the outstanding shares of ICONIQ being converted into the right to receive shares of Pubco; and (b) the Second Merger Sub will merge with and into East Stone (the “Second Merger”, and together with the First Merger, the “Mergers”), with East Stone surviving the Second Merger as a wholly-owned subsidiary of the Pubco and the outstanding securities of East Stone being converted into the right to receive substantially equivalent securities of the Pubco (the Mergers together with the other transactions contemplated by the Business Combination Agreement and other ancillary documents, the “Transactions”). Unless otherwise defined herein, capitalized terms used herein are defined in the Business Combination Agreement.

On November 11, 2022 (the “Closing Date”), as contemplated by the Business Combination Agreement, First Merger Sub merged with and into ICONIQ, with ICONIQ surviving the First Merger as a wholly-owned subsidiary of Pubco. Immediately following the First Merger, the Second Merger Sub merged with and into East Stone, with East Stone surviving the Second Merger as a wholly-owned subsidiary of the Pubco.

Pursuant to the Business Combination Agreement, immediately prior to the Closing, all of the Class A ordinary shares of ICONIQ that were issued and outstanding immediately prior to the First Merger were cancelled and converted into an aggregate of 32,715,010 Pubco Class A ordinary shares. All of the Class B ordinary shares of ICONIQ that were issued and outstanding immediately prior to the First Merger were cancelled and converted into an aggregate of 207,314,707 Pubco Class B ordinary shares.

On the Closing Date, the following securities issuances were made by Pubco to East Stone’s securityholders: (i) each outstanding ordinary share of East Stone (including shares held by East Stone’s public shareholders as well as East Stone’s affiliates, the “East Stone Ordinary Shares”) was cancelled and converted automatically into the right to receive one Pubco Class B ordinary share (the “Pubco Class B Ordinary Shares”); (ii) each outstanding warrant (including public warrant and private warrant) of East Stone was converted into a warrant to purchase the same number of Pubco Class B Ordinary Shares at the same exercise price and for the same exercise period (“Pubco Warrant”); (iii) each outstanding right of East Stone was automatically converted into one-tenth of one Pubco Class B Ordinary Share.

Additionally, pursuant to certain subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), the PIPE Investors received an aggregate of 38,986,355 Pubco Class B Ordinary Shares for a purchase price at $10.26 per share for an aggregate purchase price of $400 million.

The foregoing descriptions of the Business Combination Agreement and the Subscription Agreements contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by the texts of the Business Combination Agreement and the Form of Subscription Agreement, which were filed as Exhibits to East Stone’s Current Reports on Form 8-K filed on April 21, 2022, June 15, 2022, September 29, 2022, and October 4, 2022, are incorporated by reference herein.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Warrant Agreement Amendment

On the Closing Date, East Stone, Pubco and Continental Stock Transfer & Trust Company, a New York corporation (“Continental”), entered into that certain Amendment to Warrant Agreement (the “Amended Warrant Agreement”). The Amended Warrant Agreement amends that certain Warrant Agreement, dated as of February 19, 2020, by and between East Stone and Continental (the “Existing Warrant Agreement”) to provide for the assignment by East Stone and the assumption by Pubco of all the rights and obligations of East Stone under the Existing Warrant Agreement with respect to the East Stone warrants. Pursuant to the Amended Warrant Agreement, all East Stone warrants under the Existing Warrant Agreement will no longer be exercisable for East Stone Ordinary Shares, but instead will be exercisable for Pubco Class B Ordinary Shares.

The foregoing description is qualified in its entirety by reference to the Amended Warrant Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Seller Registration Rights Agreement

At the Closing, Pubco and certain holders of ICONIQ’s share (the “Sellers”) entered into the Seller Registration Rights Agreement which obligates Pubco to register for resale under the Securities Act all or any portion of their Pubco Class A Ordinary or the Pubco Class B Ordinary Shares received as Company Share Consideration (including any Earnout Shares) (together with any capital shares or other securities issued as a dividend or distribution with respect thereto or in exchange therefor, the “Registrable Securities”), except that Registrable Securities that are subject to transfer restrictions in the Lock-Up Agreements may not be requested to be registered or registered until the end of the Lock-Up Period. Sellers holding a majority-in-interest of the Registrable Securities (based on the number of shares and not voting rights) will be entitled under the Registration Rights Agreement to make a written demand for registration under the Securities Act of all or part of their Registrable Securities, and other Sellers holding Registrable Securities will be entitled to join in such demand registration. Subject to certain exceptions, if any time after the Closing, Pubco proposes to file a registration statement under the Securities Act with respect to its securities, under the Seller Registration Rights Agreement, Pubco shall give notice to the Sellers holding Registrable Securities as to the proposed filing and offer them an opportunity to register the sale of such number of Registrable Securities as requested by them in writing, subject to customary cut-backs. In addition, subject to certain exceptions, Sellers holding Registrable Securities will be entitled under the Seller Registration Rights Agreement to request in writing that Pubco register the resale of any or all of such Registrable Securities on Form S-3 or F-3 and any similar short-form registration that may be available at such time. Under the Seller Registration Rights Agreement, Pubco will indemnify the holders of Registrable Securities and certain persons or entities related to them, such as their officers, directors, employees, agents and representatives, against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell Registrable Securities, unless such liability arose from their misstatement or omission, and the holders of Registrable Securities, including Registrable Securities in any registration statement or prospectus, will agree to indemnify Pubco and certain persons or entities related to Pubco, such as its officers and directors and underwriters, against all losses caused by their misstatements or omissions in those documents.

The foregoing description is qualified in its entirety by reference to the Form of Seller Registration Rights Agreement, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Founders Registration Rights Agreement Amendment

At the Closing, East Stone, Pubco, certain initial shareholders of East Stone and the other parties thereto entered into the founders registration rights agreement amendment (the “Founders Registration Rights Agreement Amendment”). Under the Founders Registration Rights Agreement Amendment, the original founder registration rights agreement, entered into as of February 19, 2020 was amended to, among other things, add Pubco as a party and to reflect the issuance of Pubco Ordinary Shares and Pubco Warrants pursuant to the Business Combination Agreement, and to reconcile with the provisions of the Seller Registration Rights Agreement, including making the registration rights of the Sellers and the initial Shareholders of East Stone pari passu with respect to any underwriting cut-backs.

The foregoing description is qualified in its entirety by reference to Founders Registration Rights Agreement Amendment, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

Non-Competition Agreement

At the Closing, Pubco, East Stone, ICONIQ and the Purchaser Representative entered into a non-competition and non-solicitation agreement ) (each a “Non-Competition Agreement”), with each of five (5) senior executives of ICONIQ (each a “Subject Party”) in favor of and for the benefit of the Pubco, East Stone, ICONIQ and each of their respective affiliates and successors, pursuant to which each Subject Party agreed that they would not directly or indirectly engage in a competitive business in the Territory (as defined in the Non-Competition Agreement) for a period of three (3) years after the Closing. Each Non-Competition Agreement also contains customary non-solicit, non-disparagement and confidentiality provisions.

The foregoing description is qualified in its entirety by reference to the form of Non-Competition Agreement, a copy of which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, on the Closing Date, East Stone notified the Nasdaq Capital Market (“Nasdaq”) that, in connection with the Business Combination, (i) the plan of merger (the “Plan of Merger”) was properly filed with the Cayman Islands Registrar of Companies (the “Cayman Registrar”), in accordance with the relevant provisions of the Cayman Islands Companies Act (As Revised); (ii) the articles of merger (the “Articles of Merger”) was properly filed with the Registrar of Corporate Affairs of the British Virgin Islands (the “BVI Registrar”), in accordance with the relevant provisions of the amended and restated memorandum and articles of association of East Stone; and (iii) that East Stone’s outstanding securities had been exchanged for Pubco Class B Ordinary Shares and Pubco Warrants , as described in Item 1.01 above.

East Stone requested that Nasdaq delist East Stone’s units, warrants and rights on November 11, 2022, and as a result, trading of East Stone’s units, warrants, and rights on Nasdaq were suspended in advance of trading on November 14, 2022. On November 14, 2022, Nasdaq filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting East Stone’s securities from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of East Stone occurred, whereby East Stone became a wholly-owned subsidiary of Pubco.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Business Combination Agreement, and effective as of the Closing Date, each of East Stone’s officers and directors resigned as a member of East Stone’s board of directors and/or from each officer position previously held, as applicable. These resignations were not a result of any disagreement between East Stone and the officers and directors on any matter relating to East Stone’s operations, policies or practices. On the Closing Date, Alan Nan Wu was appointed as the sole director of East Stone.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

On November 11, 2022, ICONIQ filed the Plan of Merger with the Cayman Registrar, immediately followed by East Stone’s filing Articles of Merger with the BVI Registrar to effect the Business Combination. In connection with the Articles of Merger, the amended and restated memorandum and articles of association of East Stone was amended and restated by their deletion in their entirety, and replaced with a new memorandum and articles of association effective as of November 11, 2022.

The foregoing description of East Stone’s memorandum and articles of association (the “East Stone Articles”) does not purport to be complete and is qualified in its entirety by reference to the complete text of such memorandum and articles of association, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 10, 2022, East Stone held a special meeting in lieu of annual meeting of shareholders (the “Meeting”), at which holders of 4,031,667 East Stone Ordinary Shares were present in person or by proxy, constituting a quorum for the transaction of business. Only shareholders of record as of the close of business on October 4, 2022, the record date for the Special Meeting, were entitled to vote at the Meeting. As of the record date, 7,145,437 East Stone Ordinary Shares were outstanding and entitled to vote at the Meeting. The proposals listed below are described in more detail in East Stone’s definitive proxy statement/prospectus, filed with the Securities and Exchange Commission on October 24, 2022 (the “Proxy Statement/Prospectus”). A summary of the final voting results at the Meeting is set forth below:

Proposal 1 - The Business Combination Proposal

East Stone’s shareholders approved Proposal 1 - the approval and adoption of the Business Combination Agreement, and the transactions contemplated therein, including the Business Combination whereby (a) the First Merger Sub will merge with and into ICONIQ, with ICONIQ surviving the First Merger as a wholly-owned subsidiary of Pubco; and (b) the Second Merger Sub will merge with and into East Stone, with East Stone surviving the Second Merger as a wholly-owned subsidiary of the Pubco. The votes cast were as follows:

For	Against	Abstain
3,998,432	33,015	220

Proposal 2 - The Charter Proposal

East Stone’s shareholders approved Proposal 2 – the approval of, in connection with the Business Combination, the replacement of Pubco’s current memorandum and articles of association with the amended and restated memorandum and articles of association of Pubco (the Amended and Restated Memorandum and Articles of Association) to be adopted prior to consummation of the Business Combination. The votes cast were as follows:

For	Against	Abstain
3,998,470	33,015	182

Proposal 3 - The Organizational Documents Advisory Proposal 1

East Stone’s shareholders approved Proposal 3 - to consider and vote, on a non-binding and advisory only basis, upon provisions to be included in Pubco’s Amended and Restated Memorandum and Articles of Association requiring an ordinary resolution of shareholders or a notice signed by the majority of the co-directors to remove a director. The votes cast were as follows:

For	Against	Abstain
3,998,492	33,075	100

Proposal 4 - The Organizational Documents Advisory Proposal 2

East Stone’s shareholders approved Proposal 4 - to consider and vote, on a non-binding and advisory only basis, upon provisions to be included in Pubco’s Amended and Restated Memorandum and Articles of Association providing that general meetings of shareholders for any purpose or purposes may be called at any time by the majority of Pubco’s board or the chairman of the board and that the board shall only be required to call a meeting on the requisition of shareholders if it receives a requisition from shareholders holding shares carrying not less than one-third of the votes attributable to all issued shares of Pubco. The votes cast were as follows:

For	Against	Abstain
3,998,552	33,015	100

Proposal 5 - The Organizational Documents Advisory Proposal 3

East Stone’s shareholders approved Proposal 5 - to consider and vote, on a non-binding and advisory only basis, upon excluding blank check provisions from Pubco’s Amended and Restated Memorandum and Articles of Association, including, for example, provisions pertaining to a trust account of Pubco and time limits within which it must consummate an initial business combination. The votes cast were as follows:

For	Against	Abstain
3,998,392	33,115	160

Proposal 6 - The Organizational Documents Advisory Proposal 4

East Stone’s shareholders approved Proposal 6 - to consider and vote, on a non-binding and advisory only basis, upon provisions to be included in Pubco’s Amended and Restated Memorandum and Articles of Association providing that any vacancy on the board of Pubco shall be filled solely by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and that such vacancies shall not be filled by shareholders except at an annual general meeting upon the expiration of directors’ terms. The votes cast were as follows:

For	Against	Abstain
3,998,392	33,115	160

Proposal 7 - The Organizational Documents Advisory Proposal 5

East Stone’s shareholders approved Proposal 7 - to consider and vote, on a non-binding and advisory only basis, upon provisions to be included in Pubco’s Amended and Restated Memorandum and Articles of Association that the authorized share capital of Pubco be US$50,000, divided into (a) 100,000,000 Pubco Class A Ordinary Shares and (b) 400,000,000 Pubco Class B Ordinary Shares in each case of US$0.0001 par value per share. The votes cast were as follows:

For	Against	Abstain
3,998,222	33,285	160

Proposal 8 - The Equity Incentive Plan Proposal

East Stone’s shareholders approved Proposal 8 - to consider and vote upon a proposal to approve the Pubco 2022 Equity Incentive Plan Proposal. The votes cast were as follows:

For	Against	Abstain
3,998,262	33,305	100

Proposal 9 - The Share Issuance Proposal

East Stone’s shareholders approved Proposal 9 - to consider and vote upon a proposal, if necessary, for purposes of complying with applicable Nasdaq Stock Market LLC listing rules, the issuance of (a) approximately 248,590,154 newly issued ordinary shares in the Business Combination, and which amounts will be determined as described in more detail in the accompanying proxy statement/prospectus, (b) approximately 38,986,355 shares to investors in the PIPE Investment concurrently with the closing of the proposed Business Combination, and (c) an aggregate of up to approximately 97,466 ordinary shares issuable upon conversion of certain convertible notes issued by East Stone in favor of ICONIQ prior to the consummation of the proposed Business Combination. The votes cast were as follows:

For	Against	Abstain
3,998,372	33,175	120

Proposal 10 - The Director Election Proposal

East Stone’s shareholders approved Proposal 10 - to consider and vote upon a proposal to approve the re-election each of Xiaoma (Sherman) Lu, Sanjay Prasad and William Zielke as Class I directors to serve on East Stone’s board of directors until the earlier of the consummation of the Business Combination and the 2023 annual meeting of shareholders or their earlier death, resignation or removal and until their respective successors are duly elected and qualified (including if they are replaced at the consummation of the Business Combination, or if East Stone is not authorized to consummate the Business Combination. The votes cast were as follows:

Xiaoma (Sherman) Lu:

For	Against	Abstain
4,020,378	11,109	180

Sanjay Prasad:

For	Against	Abstain
4,020,378	11,109	180

William Zielke

For	Against	Abstain
4,020,478	11,009	180

As there were sufficient votes at the time of the Meeting to approve each of the above proposal, the “Adjournment Proposal” described in the Proxy Statement/Prospectus was not presented to stockholders.

Shareholders holding an aggregate of 2,027,790 East Stone Ordinary Shares exercised their right to have such shares redeemed for a pro rata portion of the trust account holding the proceeds from East Stone’s initial public offering, which was approximately $10.39 per share, or $21,077,278.58 in the aggregate that was redeemed. The remaining amount in the trust account was used to fund certain expenses incurred by East Stone and ICONIQ in connection with the Business Combination, after payment of certain deferred underwriting commissions in connection with East Stone’s initial public offering, and will be used for general corporate purposes of ICONIQ following the Business Combination.

Following the consummation of the Business Combination, the Pubco Class B Ordinary Shares and Pubco Warrants began trading on the Nasdaq Capital Market on November 14, 2022 under the symbols “NWTN” and “NWTNW”.

Item 8.01 Other Items.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release jointly issued by the parties announcing the consummation of the Business Combination.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Memorandum and Articles of Association of East Stone.
10.1	Warrant Agreement Amendment
10.2	Form of Seller Registration Rights Agreement
10.3	Founders Registration Rights Agreement Amendment
10.4	Form of Non-Competition Agreement
99.1	Press Release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2022	East Stone Acquisition Corporation

	By:	/s/ Alan Nan Wu
		Name:	Alan Nan Wu
		Title:	Director